UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

        DATE OF REPORT (Date of earliest event reported): April 22, 2003

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            INDIANA                 000-31951                  35-1594017
 (State or other jurisdiction (Commission File No.) (IRS Employer Identification
       of incorporation)                                         No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

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Item 7.        Financial Statements and Exhibits.

               (c) 99.1 press release, dated April 22, 2003


Item 9.        Regulation FD Disclosure

               This is being filed under Item 9 and Item 12.

               On April 22, 2003, Monroe Bancorp issued a press release setting forth first quarter 2003 earnings and a financial summary. A copy of the press release is attached hereto and is hereby incorporated by reference.


















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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 23, 2003.

                                            MONROE BANCORP



                                            /s/ Gordon M. Dyott
                                            ---------------------------
                                            Gordon M. Dyott
                                            Executive Vice President
                                            Chief Financial Officer/
                                            Chief Accounting Officer



















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                                  EXHIBIT INDEX



Exhibit Number         Exhibit
--------------         -------

99.1                   Press Release and financial summary, dated April 22, 2003